UCN Closes Additional $2.0 Million On Private Placement

SALT LAKE CITY-- May 23, 2006-- UCN, Inc. (OTCBB:UCNN), a provider of on-demand contact handling software and business telecommunication services delivered over the UCN national VoIP network, announced today it completed its current round of equity financing by raising an additional $2.0 million through the sale of 869,570 million common shares to an institutional investor. This brings the total amount raised since May 19th to $4.5 million. UCN has agreed to file a registration statement under the Securities Act of 1933 to register the shares for resale

“This transaction completes our current financing objectives. The net proceeds will be used to reduce debt and fund marketing for our inContact business segment,” said Paul Jarman, CEO of UCN. “This raise improves our balance sheet, our ability to attract large accounts and key distribution partners, and our ability to gain more favorable terms from our wholesale suppliers.”

The private placement was made in a transaction exempt from the registration requirements of the Securities Act of 1933. The shares of common stock sold have not been registered under the Securities Act of 1933, or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

About UCN, Inc.

UCN (OTCBB:UCNN) is a provider of contact handling software services, and business data and voice services, delivered over its national VoIP network. The inContact(TM) suite of products includes an integrated package of advanced contact handling, reporting and administration applications and inControl(TM), a unique, rapid application development tool. To learn more about UCN visit www.ucn.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking

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statements are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected results of operations and management’s future strategic plans. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, risks associated with our business model; our ability to develop or acquire, and gain market acceptance for new products, including our new sales and marketing and voice automation products, in a cost-effective and timely manner; the gain or loss of key customers; competitive pressures; our ability to expand operations; fluctuations in our earnings as a result of the impact of stock-based compensation expense; interruptions or delays in our hosting operations; breaches of our security measures; our ability to protect our intellectual property from infringement, and to avoid infringing on the intellectual property rights of third parties; and our ability to expand, retain and motivate our employees and manage our growth. Further information on potential factors that could affect our financial results is included in our Annual Report on Form 10-K, quarterly reports of Form 10-Q, and in other filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

General Contact: Jan Johnson UCN, VP of Marketing 801-320-3263 jan.johnson@ucn.net	Investor Contact: Liolios Group Inc. Scott Liolios or Ron Both 949-574-3860 scott@liolios.com

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